EXHIBIT 99.2
TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2018	2018	2017	2017	2017	2017	2018	2017

Net income (loss) attributed to Vector Group Ltd.	$17,818	$7,211	$42,724	$19,264	$26,811	$(4,227)	$25,029	$22,584

Change in fair value of derivatives embedded within convertible debt	(10,717)	(10,567)	(9,777)	(9,437)	(8,134)	(8,571)	(21,284)	(16,705)
Non-cash amortization of debt discount on convertible debt	20,386	18,193	16,330	14,978	13,426	12,053	38,579	25,479
Loss on extinguishment of debt	—	—	—	—	—	34,110	—	34,110
Litigation settlement and judgment expense, net (a)	525	(2,469)	800	4,104	102	1,585	(1,218)	1,687
Impact of MSA Settlement (b)	(2,808)	(3,490)	—	(1,826)	—	(895)	(6,298)	(895)
Impact of interest expense capitalized to real estate ventures, net	4,324	(1,953)	(9,044)	(1,108)	4,212	(445)	2,371	3,767
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	268	265	136	(1,508)	251	321	533	572
Total adjustments	11,978	(21)	(1,555)	5,203	9,857	38,158	12,683	48,015

Tax (expense) benefit related to adjustments	(3,351)	6	637	(2,357)	(3,944)	(15,492)	(3,339)	(19,436)
Tax benefit from Tax Cuts and Jobs Act of 2017 (d)	—	—	(28,845)	—	—	—	—	—
Adjusted Net Income attributed to Vector Group Ltd.	$26,445	$7,196	$12,961	$22,110	$32,724	$18,439	$34,373	$51,163

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.18	$0.04	$0.07	$0.15	$0.22	$0.12	$0.22	$0.35

a. Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC, net of non-controlling interest.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents 70.59% of purchase accounting adjustments in the periods presented for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d. Represents one-time benefit from change in tax rates to net deferred tax liabilities at December 31, 2017 as a result of Tax Cuts and Jobs Act of 2017.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended December 31,
	2017	2016	2015	2014	2013

Net income attributed to Vector Group Ltd.	$84,572	$71,127	$59,198	$36,856	$37,300

Acceleration of interest expense related to debt conversion	—	—	—	5,205	12,414
Change in fair value of derivatives embedded within convertible debt	(35,919)	(31,710)	(24,455)	(19,409)	(18,935)
Non-cash amortization of debt discount on convertible debt	56,787	38,528	27,211	51,472	36,378
Loss on extinguishment of 11% Senior Secured Notes due 2015	—	—	—	—	21,458
Loss on extinguishment of 7.75% Senior Secured Notes due 2021	34,110	—	—	—	—
Litigation settlement and judgment expense (a)	6,591	20,000	20,072	2,475	88,106
Impact of interest expense capitalized to real estate ventures, net	(6,385)	(11,433)	(9,928)	—	—
Impact of MSA Settlement (b)	(2,721)	247	(4,364)	(1,419)	(11,823)
Interest income from MSA Settlement (c)	—	—	—	—	(1,971)
Gain on acquisition of Douglas Elliman Realty, LLC (d)	—	—	—	—	(60,842)
Restructuring expense (e)	—	41	7,257	—	—
Adjustment to reflect additional 20.59% of net income from Douglas Elliman Realty, LLC (f)	—	—	—	—	8,557
Out-of-period adjustment related to Douglas Elliman acquisition in 2013 (g)	—	—	—	(1,231)	—
Douglas Elliman Realty, LLC purchase accounting adjustments (h)	(800)	5,057	5,303	6,019	1,165
Total adjustments	51,663	20,730	21,096	43,112	74,507

Tax expense related to adjustments	(21,156)	(8,416)	(8,778)	(17,827)	(29,467)
One-time adjustment to income tax expense due to purchase accounting (i)	—	—	—	1,670	—
Tax benefit from Tax Cuts and Jobs Act of 2017 (j)	(28,845)	—	—	—	—
Adjusted Net Income attributed to Vector Group Ltd.	$86,234	$83,441	$71,516	$63,811	$82,340

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.58	$0.59	$0.51	$0.50	$0.68

a. Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Represents interest income from the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

d.	Represents gain associated with the increase of ownership of Douglas Elliman Realty, LLC.

e.	Includes pension charges that were reclassified to “Other, net” as a result of the adoption of ASU 2017-07 during the first quarter of 2018.

f.
Represents 20.59% of Douglas Elliman Realty LLC's net income from January 1, 2013 to December 13, 2013 and the years ended December 31, 2012 and 2011. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company includes an additional 20.59% of Adjusted Net Income from Douglas Elliman Realty, LLC in the Company's Adjusted Net Income.

g.
Represents an out-of-period adjustment related to a non-accrual of a receivable from Douglas Elliman in the fourth quarter of 2013 and would have increased the Company’s gain on acquisition of Douglas Elliman in 2013.

h.
Represents 70.59% of purchase accounting adjustments in the periods presented for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

i.
Represents adjustments to income tax expense due to a change in the Company's marginal income tax rate from 40.6% to 41.35% as a result of its acquisition of 20.59% of Douglas Elliman Realty, LLC on December 13, 2013.

j.	Represents one-time benefit from change in tax rates to net deferred tax liabilities at December 31, 2017 as a result of Tax Cuts and Jobs Act of 2017.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2018	2018	2017	2017	2017	2017	2018	2017

Operating income	$61,861	$48,084	$48,204	$59,723	$74,300	$53,421	$109,945	$127,721

Litigation settlement and judgment expense, net (a)	525	(2,469)	800	4,104	102	1,585	(1,944)	1,687
Impact of MSA settlement (b)	(2,808)	(3,490)	—	(1,826)	—	(895)	(6,298)	(895)
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	380	375	193	(2,136)	355	455	755	810
Total adjustments	(1,903)	(5,584)	993	142	457	1,145	(7,487)	1,602

Adjusted Operating Income (d)	$59,958	$42,500	$49,197	$59,865	$74,757	$54,566	$102,458	$129,323

a. Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.
d. Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended December 31,
	2017	2016	2015	2014	2013

Operating income	$235,648	$234,505	$205,936	$211,561	$111,305

Litigation settlement and judgment expense, net (a)	6,591	20,000	20,072	2,475	88,106
Restructuring expense	—	41	1,819	—	—
Impact of MSA settlement (b)	(2,721)	247	(4,364)	(1,419)	(11,823)
Reclassification of operating income as a result of the consolidation of Douglas Elliman Realty, LLC (c)	—	—	—	—	42,598
Douglas Elliman Realty, LLC purchase accounting adjustments (d)	(1,133)	7,164	7,513	8,527	1,650
Total adjustments	2,737	27,452	25,040	9,583	120,531

Adjusted Operating Income (e)	$238,385	$261,957	$230,976	$221,144	$231,836

a. Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents Adjusted Operating Income of Douglas Elliman Realty, LLC in 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidated the operations and financial position of Douglas Elliman Realty in its financial statements. The Company had previously accounted for its interest in Douglas Elliman under the equity method and operating income from Douglas Elliman Realty, LLC was not included in the Company's operating income.

d.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

e.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,
	2018	2018	2017	2017	2017	2017	2018	2017

Tobacco Adjusted Operating Income:
Operating income from tobacco segment	$62,515	$63,411	$54,874	$61,601	$64,281	$59,644	$125,926	$123,925

Litigation settlement and judgment expense (a)	525	—	800	4,104	102	1,585	525	1,687
Impact of MSA settlement (b)	(2,808)	(3,490)	—	(1,826)	—	(895)	(6,298)	(895)
Total adjustments	(2,283)	(3,490)	800	2,278	102	690	(5,773)	792

Tobacco Adjusted Operating Income	$60,232	$59,921	$55,674	$63,879	$64,383	$60,334	$120,153	$124,717

	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,
	2018	2018	2017	2017	2017	2017	2018	2017

Tobacco Adjusted EBITDA:
Operating income from tobacco segment	$62,515	$63,411	$54,874	$61,601	$64,281	$59,644	$125,926	$123,925

Litigation settlement and judgment expense (a)	525	—	800	4,104	102	1,585	525	1,687
Impact of MSA settlement (b)	(2,808)	(3,490)	—	(1,826)	—	(895)	(6,298)	(895)
Total adjustments	(2,283)	(3,490)	800	2,278	102	690	(5,773)	792

Tobacco Adjusted Operating Income	60,232	59,921	55,674	63,879	64,383	60,334	120,153	124,717

Depreciation and amortization	2,075	2,037	2,023	2,050	2,333	2,420	4,112	4,753
Stock-based compensation expense	21	21	22	21	21	21	42	42
Total adjustments	2,096	2,058	2,045	2,071	2,354	2,441	4,154	4,795

Tobacco Adjusted EBITDA	$62,328	$61,979	$57,719	$65,950	$66,737	$62,775	$124,307	$129,512

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Year Ended December 31,
	2017	2016	2015	2014	2013

Tobacco Adjusted Operating Income:
Operating income from tobacco segment	$240,400	$237,524	$214,131	$196,948	$111,914

Litigation settlement and judgment expense (a)	6,591	20,000	20,072	2,475	88,106
Restructuring expense	—	41	1,819	—	—
Impact of MSA settlement (b)	(2,721)	247	(4,364)	(1,419)	(11,823)
Total adjustments	3,870	20,288	17,527	1,056	76,283

Tobacco Adjusted Operating Income	$244,270	$257,812	$231,658	$198,004	$188,197

	Year Ended December 31,
	2017	2016	2015	2014	2013

Tobacco Adjusted EBITDA:
Operating income from tobacco segment	$240,400	$237,524	$214,131	$196,948	$111,914

Litigation settlement and judgment expense (a)	6,591	20,000	20,072	2,475	88,106
Restructuring expense	—	41	1,819	—	—
Impact of MSA settlement (b)	(2,721)	247	(4,364)	(1,419)	(11,823)
Total adjustments	3,870	20,288	17,527	1,056	76,283

Tobacco Adjusted Operating Income	244,270	257,812	231,658	198,004	188,197

Depreciation and amortization	8,826	10,224	11,323	10,885	9,509
Stock-based compensation expense	85	85	86	108	35
Total adjustments	8,911	10,309	11,409	10,993	9,544

Tobacco Adjusted EBITDA	$253,181	$268,121	$243,067	$208,997	$197,741

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.